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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 10, 2004


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                       001-16505              58-2350980
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)


                1114 First Avenue                             10021
               New York, New York                          (Zip Code)
    (Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)


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Item 9.         Regulation FD Disclosure

Effective May 28, 2004, Mr. Alan Stillman, Chairman, Chief Executive Officer and Chief Operating Officer of The Smith & Wollensky Restaurant Group, Inc. (the "Company") purchased additional shares of Thursday's Supper Pub, Inc., a corporation whose sole asset is 385,400 shares of common stock of the Company (the "Shares"). The Shares have previously been reported by Mr. Stillman as a result of his having had sole voting power and sole dispositive power over the Shares.

The information in this Current Report on Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          The Smith & Wollensky Restaurant Group, Inc.



                          By:  /s/ Alan M. Mandel
                               ----------------------------------------
                               Alan M. Mandel
                               Chief Financial Officer,
                               Executive Vice President of Finance,
                               Treasurer and Secretary



Date:   June 11, 2004